UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 2, 2007

                                   Move, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                000-26659                95-4438337
  (State or other jurisdiction     (Commission             (IRS Employer
        of incorporation)          File Number)          Identification No.)

                            30700 Russell Ranch Road
                       Westlake Village, California 91362
                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (805) 557-2300


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS
                                -----------------

Item 2.02. Results of Operations and Financial Condition.
---------------------------------------------------------
Item 9.01. Financial Statements and Exhibits.
---------------------------------------------
SIGNATURE
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EXHIBIT INDEX
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EXHIBIT 99.1
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Item 2.02. Results of Operations and Financial Condition.
---------------------------------------------------------

On August 2, 2007, Move, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2007. A copy of that release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

(d) Exhibits

        99.1 Press Release announcing the Company's financial results for the second quarter ended June 30, 2007.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MOVE, INC.

Date: August 2, 2007                        By:  /s/ Lewis R. Belote, III
                                                 -------------------------------
                                                 Lewis R. Belote, III
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

99.1 Press release announcing the Company's financial results for the quarter ended June 30, 2007.